Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER, SECTION 906
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Jeffrey S. Levin, the Chief Executive Officer (Principal Executive Officer) of MORGAN STANLEY DIRECT LENDING FUND (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•the Form 10-Q of the Company for the quarter ended June 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•the information contained in the Form 10-Q of the Company for the quarter ended June 30, 2021 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 10, 2021
/s/ Jeffrey S. Levin
Jeffrey S. Levin Chief Executive Officer (Principal Executive Officer)

*The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.